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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 19, 2002

                               ALLTEL Corporation
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                    (State of incorporation or organization)

                                 34-0868285 (IRS
                          Employer identification No.)
                            (Commission File Number)

                  One Allied Drive, Little Rock, Arkansas 72202
                                 (501) 905-8000
   (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)

                                 Not applicable
       (Former name, former address and former fiscal year, if applicable)











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     ITEM 5. Other Events.

     On March 28, 2002, ALLTEL Corporation (the "Company") filed a registration statement on form S-3 (File No. 333-85142), which was declared effective on April 10, 2002 (the "Registration Statement"). On June 17, 2002, the Company filed, pursuant to Rule 424(b)(5), a Preliminary Prospectus Supplement, dated June 14, 2002, which included the Prospectus dated April 10, 2002, relating to the offering of $800,000,000 principal amount of the Company's 7% Senior Notes due July 1, 2012 and $700,000,000 principal amount of the Company's 7.875% Senior Notes due July 1, 2032 (collectively, the "Notes"). On June 14, 2002, the Company entered into a Terms Agreement (which includes as Annex A thereto the "Underwriting Agreement for Debt Securities--Basic Provisions") between the Company and the underwriters named therein, relating to the offering and sale of the Notes under the Registration Statement. The 2012 Notes will mature on July 1, 2012 and will bear interest at the rate of 7% per year, and the 2032 Notes will mature on July 1, 2032 and will bear interest at the rate of 7.875% per year. Interest will be payable on January 1 and July 1 of each year, beginning January 1, 2003. The Company may redeem some or all of the Notes, at its option at any time, at the relevant "make-whole" price described in the Preliminary Prospectus Supplement.

     In connection with this offering, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits." A copy of certain agreements related to the offering are attached hereto as exhibits and are incorporated by reference in their entirety.

     ITEM 7. Exhibits.

(c)      Exhibits -

Exhibit
No.               Description
-------           -----------

1 Terms Agreement (which includes as Annex A thereto the "Underwriting Agreement for Debt Securities--Basic Provisions), dated June 14, 2002, among ALLTEL Corporation, Banc of America Securities LLC, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Stephens Inc., First Union Securities, Inc., Banc One Capital Markets, Inc., McDonald Investments Inc., SunTrust Capital Markets Inc., Morgan Keegan & Company Inc., The Williams Capital Group, L.P. and Salomon Smith Barney Inc.

4.1 Indenture between the ALLTEL Corporation and J.P. Morgan Trust Company, National Association, as successor to Ameritrust Company National Association, Trustee, dated as of January 1, 1987 (incorporated by reference to ALLTEL Corporation's Form S-3 Registration Statement, No. 33-10808, filed on December 16, 1986)

4.2 Eleventh Supplemental Indenture, dated June 19, 2002, between ALLTEL Corporation and J.P. Morgan Trust Company, National Association, as Trustee, in connection with the issuance of the 2012 Notes


                                       2

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4.3  Twelfth Supplemental Indenture, dated June 19, 2002, between ALLTEL
     Corporation and J.P. Morgan Trust Company, National Association, as Trustee, in connection with the issuance of the 2032 Notes

4.4  Form of 2012 Note (included in Exhibit 4.2)

4.5  Form of 2032 Note (included in Exhibit 4.3)

4.6 Form T-1, Statement of Eligibility under the Trust Indenture Act of 1939 of J.P. Morgan Trust Company, National Association, as trustee, relating to the 2012 Notes

4.7 Form T-1, Statement of Eligibility under the Trust Indenture Act of 1939 of J.P. Morgan Trust Company, National Association, as trustee, relating to the 2032 Notes

5 Opinion of Kutak Rock LLP, dated as of June 19, 2002, regarding the legality of the issuance of the Notes

                                       3

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ALLTEL Corporation

Date:  June 19, 2002                 By:  /s/ Jeffery R. Gardner
                                         ---------------------------------------
                                     Name:    Jeffery R. Gardner
                                          --------------------------------------
                                     Title:   Senior Vice President and
                                            ------------------------------------
                                              Chief Financial Officer
                                            ------------------------------------

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                               ALLTEL Corporation
                           Current Report On Form 8-K
                               Dated June 19, 2002

                                  EXHIBIT INDEX

Exhibit
No.               Description
-------           -----------

1 Terms Agreement (which includes as Annex A thereto the "Underwriting Agreement for Debt Securities--Basic Provisions), dated June 14, 2002, among ALLTEL Corporation, Banc of America Securities LLC, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Stephens Inc., First Union Securities, Inc., Banc One Capital Markets, Inc., McDonald Investments Inc., SunTrust Capital Markets Inc., Morgan Keegan & Company Inc., The Williams Capital Group, L.P. and Salomon Smith Barney Inc.

4.1 Indenture between the ALLTEL Corporation and J.P. Morgan Trust Company, National Association, as successor to Ameritrust Company National Association, Trustee, dated as of January 1, 1987 (incorporated by reference to ALLTEL Corporation's Form S-3 Registration Statement, No. 33-10808, filed on December 16, 1986)

4.2 Eleventh Supplemental Indenture, dated June 19, 2002, between ALLTEL Corporation and J.P. Morgan Trust Company, National Association, as Trustee, in connection with the issuance of the 2012 Notes

4.3 Twelfth Supplemental Indenture, dated June 19, 2002, between ALLTEL Corporation and J.P. Morgan Trust Company, National Association, as Trustee, in connection with the issuance of the 2032 Notes

4.4  Form of 2012 Note (included in Exhibit 4.2)

4.5  Form of 2032 Note (included in Exhibit 4.3)

4.6 Form T-1, Statement of Eligibility under the Trust Indenture Act of 1939 of J.P. Morgan Trust Company, National Association, as trustee, relating to the 2012 Notes

4.7 Form T-1, Statement of Eligibility under the Trust Indenture Act of 1939 of J.P. Morgan Trust Company, National Association, as trustee, relating to the 2032 Notes

5 Opinion of Kutak Rock LLP, dated as of June 19, 2002, regarding the legality of the issuance of the Notes

                                       5